UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      November 10, 2005 (November 4, 2005)

                                SEARCHHELP, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                    333-97687                 11-3621755
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


            1055 Stewart Avenue, Suite 12, Bethpage, New York, 11714 (Address of principal executive offices, including zip code)

                                  516-922-4765
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Forward-Looking Statements under the Private Securities Litigation Reform Act of
1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by SearchHelp, Inc. (the "Company"). All readers are encouraged to carefully review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On November 4, 2005, SearchHelp, Inc., a corporation formed under the laws of the State of Delaware (the "Company"), AmberAlertAgent, Inc., a corporation formed under the laws of the State of Delaware ("AAA") and the stockholders of AAA (the "AAA Stockholders") entered into an Exchange Agreement dated November 2, 2005 (the "Exchange Agreement") providing for the acquisition by SearchHelp of all the issued and outstanding shares of common stock of AAA (the "AAA Shares") from the AAA Stockholders.

The Exchange Agreement provides for the Company to issue 1.5 million shares of its common stock (the "Exchange Shares") to the AAA Stockholders in consideration for 100% of the AAA Shares. These 1.5 million Exchange Shares have been escrowed and will be released and delivered to the AAA Stockholders upon the earlier of (i) the completion by AAA of certain software presently under development under the terms of a consulting agreement entered into by and between the Company and AAA, or (ii) the termination by the Company of this consulting agreement without cause.

Under the AAA consulting agreement AAA is seeking to develop software intended to enable users to locate the names and addresses of registered sex offenders within specified geographic areas.

The issuance of the Exchange Shares described above was made pursuant to Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder.

As a result of the issuance of the Exchange Shares, the Company's number of issued and outstanding shares of common stock has increased to 36,182,760 such shares as of November 4, 2005.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits - The following document is attached as an exhibit to this report on Form 8-K:

      2.1   Exchange Agreement dated as of November 2, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 10, 2005

                                      SEARCHHELP, INC.

                                      By:  /s/ William Bozsnyak
                                         --------------------------------
                                      Name:    William Bozsnyak
                                      Title:   Chief Executive Officer